                                                                  Exhibit 99.03

                         ARAHOVA COMMUNICATIONS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

  The unaudited pro forma financial information presented on the following pages is derived from the historical financial statements of Arahova and TCI Century Systems. TCI Century Systems is comprised of the combined financial information of five cable television systems and one related advertising sales office, wholly-owned by various subsidiaries of Tele-Communications, Inc. ("TCI"), serving certain customers within California. The unaudited pro forma condensed consolidated balance sheet information as of November 30, 1999 gives pro forma effect to the formation of the joint venture limited partnership in the Los Angeles, CA area by Arahova with TCI (the "Joint Venture") and the swap of cable systems between the Joint Venture and TCI on December 7, 1999. The unaudited pro forma condensed consolidated statements of continuing operations information for the year ended May 31, 1999 and the six months ended November 30, 1999 have been presented as if the acquisition of Arahova by Adelphia Communications Corporation ("Adelphia"), the swap of cable systems with TCI, and the formation of the Joint Venture, all occurred on June 1, 1998.

  The unaudited pro forma financial information gives effect to the acquisition of Arahova by Adelphia, the swap of cable systems with TCI, and the formation of the Joint Venture under the purchase method of accounting and is based upon the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements presented on the following pages.

  The pro forma adjustments do not reflect any operating efficiencies and cost savings that may be achievable with respect to the combined companies. The pro forma adjustments do not include any adjustments to historical revenues for any future price changes or any adjustments to selling and marketing expenses for any future operating changes.

  The unaudited pro forma financial information is not necessarily indicative of the financial position or operating results that would have occurred had the acquisition of Arahova by Adelphia, the swap of cable systems with TCI, and the formation of the Joint Venture been consummated on the dates for which such transactions are being given effect. The pro forma adjustments reflecting the acquisition of Arahova by Adelphia, the swap of cable systems with TCI and the formation of the Joint Venture are based upon the assumptions set forth in the notes to the unaudited pro forma condensed consolidated financial statements.

  The unaudited pro forma financial statements presented on the following pages should be read in conjunction with the audited and unaudited historical financial statements (including the notes thereto) of Arahova, which are contained in its respective annual report on Form 10-K for the year ended May 31, 1999 and quarterly report on Form 10-Q for the quarters ended August 31, 1999 and November 30, 1999, which are incorporated herein by reference, and of TCI Century Systems, which are included elsewhere in this current report on Form 8-K/A.

                          ARAHOVA COMMUNICATIONS, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               NOVEMBER 30, 1999

                             (Dollars in thousands)

                                                                     TCI Century
                                                       Arahova         Systems      Pro Forma
                                       TCI Century    Pro Forma       Pro Forma      Arahova
                          Arahova (a)  Systems*(a) Adjustments (b) Adjustments (c) Consolidated
                          -----------  ----------- --------------- --------------- ------------
Assets:
Property, plant and
 equipment--net.........  $   780,604  $  168,607     $ (55,052)      $      --     $  894,159
Intangible assets--net..    5,792,230     881,842      (289,098)       (350,319)     6,034,655
Cash and cash
 equivalents............      215,659       3,216      (140,640)             --         78,235
Other assets--net.......      193,818      12,316        10,615              --        216,749
                          -----------  ----------     ---------       ---------     ----------
  Total assets..........  $ 6,982,311  $1,065,981     $(474,175)      $(350,319)    $7,223,798
                          ===========  ==========     =========       =========     ==========
Liabilities and
 Stockholders' Equity
 (Deficiency):
Subsidiary debt.........  $ 1,002,882  $       --     $(423,657)      $      --     $  579,225
Parent debt.............    1,892,147          --            --              --      1,892,147
Deferred income taxes...    1,641,567     350,319            --        (350,319)     1,641,567
Intercompany notes owed
 to Tele-Communications,
 Inc. ("TCI")...........           --     215,000      (215,000)             --             --
Other liabilities.......      289,854       6,626        13,612              --        310,092
                          -----------  ----------     ---------       ---------     ----------
  Total liabilities.....    4,826,450     571,945      (625,045)       (350,319)     4,423,031
                          -----------  ----------     ---------       ---------     ----------
Parent's interest in
 subsidiary and other
 minority interests.....      167,386          --      (386,000)        494,036        275,422
                          -----------  ----------     ---------       ---------     ----------
Stockholders' equity
 (deficiency):
Common stock and
 additional paid-in
 capital................    3,082,437          --            --              --      3,082,437
Accumulated deficit.....       (7,656)         --            --              --         (7,656)
Related party
 receivables--net.......   (1,086,306)         --       536,870              --       (549,436)
Partners' equity........           --     494,036            --        (494,036)            --
                          -----------  ----------     ---------       ---------     ----------
  Stockholders' equity
   (deficiency).........    1,988,475     494,036       536,870        (494,036)     2,525,345
                          -----------  ----------     ---------       ---------     ----------
    Total...............  $ 6,982,311  $1,065,981     $(474,175)      $(350,319)    $7,223,798
                          ===========  ==========     =========       =========     ==========

--------
*As of September 30, 1999

                         ARAHOVA COMMUNICATIONS, INC.

     NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               NOVEMBER 30, 1999

                            (Dollars in thousands)

(a)  Represents historical amounts.

(b) Represents the net effects of: (i) approximately $33,000 acquisition price for a cable system in the Moreno Valley/Riverside County area of southern California ("Moreno"), acquired from American Cable TV Investors V, Ltd.; (ii) intercompany advances of $507,000 and additional borrowings of $471,000 under a new Arahova credit facility which closed on December 7, 1999, net of repayments of existing Arahova subsidiary debt of $894,000 and intercompany notes owed to TCI of $215,000; (iii) preliminary adjustments recorded in connection with applying purchase accounting to the Moreno acquisition, including an initial allocation of $7,300 and $41,100 to Property, plant and equipment--net and Intangible assets--net, respectively; and (iv) the recording of the system swap with TCI.

(c) Represents the net effects of: (i) the formation of the Joint Venture and TCI's 25% minority ownership interest in the Joint Venture and (ii) the removal of TCI Century Systems deferred tax liability due to the Joint Venture being a partnership.

                          ARAHOVA COMMUNICATIONS, INC.

 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS

                            YEAR ENDED MAY 31, 1999

                             (Dollars in thousands)

                                            Old TCI
                                        Century Systems         New TCI                      TCI Century
                                         Eleven Months      Century Systems     Arahova        Systems      Pro Forma
                             Old             Ended          One Month Ended    Pro Forma      Pro Forma      Arahova
                         Arahova (a) February 28, 1999 (a) March 31, 1999 (a) Adjustments    Adjustments   Consolidated
                         ----------- --------------------- ------------------ -----------    -----------   ------------
Revenues................  $ 519,584        $147,830             $14,000        $ 98,150(b)     $    --       $779,564
                          ---------        --------             -------        --------        -------       --------
Operating Expenses:
 Direct operating and
  programming...........    111,603          61,936               6,016         140,855(b)          --        320,410
 Selling, general and
  administrative........    115,790          34,013               2,741          (3,427)(c)         --        149,117
 Depreciation and
  amortization..........    158,153          37,237               4,178          50,400(d)     (11,266)(h)    238,702
 Merger and
  integration costs.....      7,922              --                  --              --             --          7,922
                          ---------        --------             -------        --------        -------       --------
   Total................    393,468         133,186              12,935         187,828        (11,266)       716,151
                          ---------        --------             -------        --------        -------       --------
 Operating income
  (loss)................    126,116          14,644               1,065         (89,678)        11,266         63,413
                          ---------        --------             -------        --------        -------       --------
Other (expense) income:
 Interest expense--
  net...................   (191,803)             --                  --          13,470(e)          --       (178,333)
 Minority interest in
  income of
  subsidiaries..........    (11,597)             --                  --          (3,506)(f)         --        (15,103)
 Gain on sale
  of assets.............      5,646              --                  --              --             --          5,646
 Other..................         79            (114)                 30              --             --             (5)
                          ---------        --------             -------        --------        -------       --------
   Total................   (197,675)           (114)                 30           9,964             --       (187,795)
                          ---------        --------             -------        --------        -------       --------
(Loss) income before
 income taxes...........    (71,559)         14,530               1,095         (79,714)        11,266       (124,382)
Income tax benefit
 (expense)..............     13,453          (5,953)               (385)         22,732(g)          --         29,847
                          ---------        --------             -------        --------        -------       --------
Net (loss) income ......  $ (58,106)       $  8,577             $   710        $(56,982)       $11,266       $(94,535)
                          =========        ========             =======        ========        =======       ========

                         ARAHOVA COMMUNICATIONS, INC.

     NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                             CONTINUING OPERATIONS

                            YEAR ENDED MAY 31, 1999

                            (Dollars in thousands)


(a) Represents historical amounts. The consolidated financial statements for periods prior to October 1, 1999 for Arahova are referred to herein as "Old Arahova", and the consolidated financial statements for periods subsequent to September 30, 1999 are referred to herein as "New Arahova". On March 9, 1999, AT&T Corp. acquired TCI in a merger. For financial reporting purposes such merger was deemed to have occurred on March 1, 1999. The combined financial statements for periods prior to March 1, 1999 for the TCI Century Systems are referred to herein as "Old TCI Century Systems," and the combined financial statements for periods subsequent to February 28, 1999 are referred to herein as "New TCI Century Systems."

(b) Represents the net effects of: (i) historical amounts for the twelve months ended March 31, 1999 for Moreno; (ii) reclassification of programming expense from a reduction of revenues to direct operating and programming expense and reclassification of interest income from revenues to a decrease in interest expense--net to conform to Adelphia's presentation; and (iii) the effect of the system swap with TCI.

(c) Represents the net effects of: (i) historical amounts for the twelve months ended March 31, 1999 for Moreno and (ii) the effects of the system swap with TCI.

(d) Represents the net effects of: (i) depreciation and amortization expense for the twelve months ended March 31, 1999 for Moreno, giving effect to the application of purchase accounting; (ii) additional amortization expense resulting from deferred loan financing fees relating to the credit facility which closed on December 7, 1999; (iii) the effects of the system swap with TCI; and (iv) additional depreciation and amortization expense resulting from the merger of Arahova into Adelphia, giving effect to the application of purchase accounting. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(e) Represents the net effects of: (i) interest expense on incremental borrowings from intercompany advances and additional borrowings under the Arahova credit facility which closed on December 7, 1999 net of repayments of existing Arahova subsidiary debt; (ii) reclassification of interest income from revenues to interest expense--net to conform to Adelphia's presentation; and (iii) the effects of the system swap with TCI.

(f) Represents the effects of TCI's minority ownership interest in the Joint Venture.

(g) Represents the estimated effect on the income tax provision of the acquisition of Arahova by Adelphia, the swap of cable systems with TCI and the formation of the Joint Venture.

(h) Represents reduction of amounts resulting from calculating depreciation and amortization on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

                          ARAHOVA COMMUNICATIONS, INC.

 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS

                       SIX MONTHS ENDED NOVEMBER 30, 1999

                             (Dollars in thousands)

                          Old Arahova  New Arahova
                          Four Months   Two Months                              TCI Century
                             Ended        Ended                    Arahova        Systems      Pro Forma
                         September 30, November 30, TCI Century   Pro Forma      Pro Forma      Arahova
                           1999 (a)      1999 (a)   Systems* (a) Adjustments    Adjustments   Consolidated
                         ------------- ------------ ------------ -----------    -----------   ------------
Revenues................   $ 231,230     $117,633     $86,503     $(16,853)(b)    $    --      $ 418,513
                           ---------     --------     -------     --------        -------      ---------
Operating Expenses:
 Direct operating and
  programming...........      92,455       37,712      37,595       (5,979)(b)         --        161,783
 Selling, general and
  administrative........      47,610       20,087      22,228       (1,921)(b)         --         88,004
 Depreciation and
  amortization..........      59,665       32,383      27,328       10,270(c)     (12,254)(g)    117,393
 Stock compensation.....      26,232           --          --           --             --         26,232
 Merger and integration
  costs.................     174,153        3,140          --           --             --        177,293
                           ---------     --------     -------     --------        -------      ---------
   Total................     400,115       93,322      87,151        2,370        (12,254)       570,705
                           ---------     --------     -------     --------        -------      ---------
Operating (loss)
 income.................    (168,885)      24,311        (648)     (19,223)        12,254       (152,192)
                           ---------     --------     -------     --------        -------      ---------
Other (expense) income:
 Interest expense--
  net...................     (53,929)     (27,689)         --       (3,686)(d)         --        (85,304)
 Minority interest in
  income
  of subsidiaries.......      (4,911)      (5,874)         --       (2,084)(e)         --        (12,869)
 Other..................         337           --        (176)          --             --            161
                           ---------     --------     -------     --------        -------      ---------
   Total................     (58,503)     (33,563)       (176)      (5,770)            --        (98,012)
                           ---------     --------     -------     --------        -------      ---------
(Loss) income before
 income taxes...........    (227,388)      (9,252)       (824)     (24,993)        12,254       (250,204)
Income tax (expense)
 benefit................      (5,837)       1,596         274       29,823(f)          --         25,856
                           ---------     --------     -------     --------        -------      ---------
Net (loss) income.......   $(233,225)    $ (7,656)    $  (550)    $  4,830        $12,254      $(224,348)
                           =========     ========     =======     ========        =======      =========

--------
*Six months ended September 30, 1999

                         ARAHOVA COMMUNICATIONS, INC.

     NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                             CONTINUING OPERATIONS

                      SIX MONTHS ENDED NOVEMBER 30, 1999

                            (Dollars in thousands)

(a) Represents historical amounts. The consolidated financial statements for periods prior to October 1, 1999 for Arahova are referred to herein as "Old Arahova", and the consolidated financial statements for periods subsequent to September 30, 1999 are referred to herein as "New Arahova". The consolidated financial statements for periods prior to October 1, 1999 for the Arahova systems are referred to herein as "Old Arahova" and the consolidated financial statements for periods subsequent to September 30, 1999 are referred to herein as "New Arahova."

(b) Represents the net effects of: (i) historical amounts for the six months ended October 31, 1999 for Moreno; and (ii) the effects of the system swap with TCI.

(c) Represents the net effects of: (i) depreciation and amortization expense for the six months ended October 31, 1999 for Moreno, giving effect to the application of purchase accounting; (ii) additional amortization expense resulting from deferred loan financing fees relating to the credit facility which closed on December 7, 1999; (iii) the effects of the system swap with TCI; and (iv) additional depreciation and amortization expense resulting from the merger of Arahova into Adelphia, giving effect to the application of purchase accounting. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(d) Represents the net effects of: (i) interest expense on incremental borrowings from intercompany advances and additional borrowings under the Arahova credit facility which closed on December 7, 1999, net of repayments of existing Arahova subsidiary debt; and (ii) the effects of the system swap with TCI.

(e) Represents the effects of TCI's minority ownership interest in the Joint Venture.

(f) Represents the estimated effect on the income tax provision of the acquisition of Arahova by Adelphia, the swap of cable systems with TCI and the formation of the Joint Venture.

(g) Represents a reduction of amounts resulting from calculating depreciation and amortization on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.